UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 17, 2014

Roberts Realty Investors, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Georgia

(State or Other Jurisdiction of Incorporation)

001-13183	58-2122873
(Commission File Number)	(IRS Employer Identification No.)

375 Northridge Road, Suite 330
Atlanta, Georgia	30350
(Address of Principal Executive Offices)	(Zip Code)

(770) 394-6000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01      Regulation FD Disclosure.

On December 5, 2014, Roberts Realty Investors, Inc. (the “Company”) submitted its proposed compliance plan to the NYSE MKT stock exchange (the “Exchange”) in which the Company detailed the steps the Company has taken and the specific future steps that it proposes to take to complete the filing with the SEC of amended periodic reports containing its restated financial statements and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2014.

The Company has retained Cherry Bekaert LLP, the Company’s current independent auditor, and CohnReznick LLP, the Company’s predecessor independent auditor, to assist the Company in completing the restatement of its financial statements and the filings with the SEC as required under the proposed compliance plan. The Company intends to complete these required filings with the SEC as soon as reasonably possible but in any event no later than February 18, 2015. These filings would conclude the Company’s compliance plan as submitted to the Exchange, which is currently evaluating the plan.

Press Release

On December 17, 2014, we issued a press release in connection with the filing of our preliminary proxy statement and the submission of our compliance plan to the Exchange. A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 8.01      Other Events.

On December 11, 2014, the Company filed its preliminary proxy statement with the SEC regarding a special meeting of the Company’s shareholders, currently anticipated to be held on January 22, 2015. The special meeting concerns the Company’s definitive stock purchase agreement dated November 19, 2014 with A-III Investment Partners LLC (“A-III”), a joint venture between affiliates of Avenue Capital Group and C-III Capital Partners LLC, which is controlled by Island Capital Group LLC. The Company’s board of directors has unanimously approved the following proposals to be submitted to the Company’s shareholders for their approval at the special meeting:

(1)      the issuance to A-III of $12.0 million of the Company’s common stock at a purchase price per share to be determined based on an estimate of the Company’s closing date net asset value, which is currently expected to be approximately $1.40 per share, the issuance to A-III of $38.0 million of warrants and the shares of common stock issuable upon exercise of the warrants at the same purchase price per share, and the other transactions contemplated in the stock purchase agreement and in the other transaction agreements; and

(2)      the amendment of the Company’s articles of incorporation to eliminate the ownership limits that are currently contained in the articles of incorporation to permit A-III to purchase shares of the Company’s common stock at closing and exercise its warrants.

If the Company’s shareholders approve both of these proposals and the other terms and conditions of the stock purchase agreement and other transaction documents are satisfied, the Company anticipates that the closing of the transaction would occur within three business days thereafter.

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Forward Looking Statements

This current report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. Some of the forward-looking statements relate to our intent, belief, or expectations regarding the acceptance of our plan by the Exchange, the completion of that plan on or before February 18, 2015, including the filing of amended periodic reports containing restated financial statements and the Quarterly Report on Form 10-Q for the quarter ended September 30, 2014 before that date, the closing of the stock purchase agreement, the timing of such closing, the estimated purchase price per share and warrant exercise price, obtaining the required shareholder approval for the stock purchase agreement and related matters and for the amendment to our articles of incorporation. These statements involve risks and uncertainties that include: whether the Exchange will accept our plan; whether we will be able to complete our compliance with that plan no later than February 18, 2015, including the required SEC filings before that date; the satisfaction of conditions to closing, including obtaining the requisite approval of our shareholders; the date of the special meeting of shareholders; and the timing of the closing of the transaction. For these forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. For more information about other risks and uncertainties we face, please see the sections in our most recent Annual Report on Form 10-K and our most recent Quarterly Report on Form 10-Q entitled “Risk Factors.”

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the approval of the proposed issuance of securities to A-III by the Company and related matters, and the proposed amendment to the Company’s articles of incorporation. The Company has filed a preliminary proxy statement with the SEC and intends to file other relevant materials with the SEC, including the Company’s definitive proxy statement. Shareholders of the Company are strongly advised to read all relevant documents filed with the SEC, including the Company’s definitive proxy statement when it is filed with the SEC and mailed, because these documents will contain important information about the proposed transaction. These documents will be available at no charge on the SEC’s website at www.sec.gov. In addition, the Company will also provide copies of these documents for free to investors who direct their requests to Roberts Realty Investors, Inc., c/o Secretary, 375 Northridge Road, Suite 330, Atlanta, Georgia 30350.

Participants in Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of the Company’s common stock in respect of the proposed transaction. Information about the directors and executive officers of the Company is set forth in the Company’s Annual Report on Form 10-K, which was filed with the SEC on March 6, 2014. Investors may obtain additional information regarding the interest of certain of those participants by reading the definitive proxy statement regarding the proposed transaction when it becomes available.

Item 9.01      Financial Statements and Exhibits.

(d)      Exhibits

Exhibit No.	Exhibit

99.1	Press release issued by Roberts Realty Investors, Inc. on December 17, 2014.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

ROBERTS REALTY INVESTORS, INC.

Dated: December 17, 2014	By:	/s/ Anthony W. Shurtz
Anthony W. Shurtz
Chief Financial Officer

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